Exhibit 10.1

Execution Version

Securities PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is made as of September 8, 2025 by and between Belite Bio, Inc, an exempted company incorporated in the Cayman Islands (the “Company”) and each of the purchasers listed on Exhibit A hereto (each, a “Purchaser” and collectively, the “Purchasers”). The Company, on one hand, and the Purchasers, on the other hand, are sometimes each referred to herein as a “Party” and collectively as the “Parties.”

W I T N E S S E T H:

Whereas, upon the terms and subject to the conditions of this Agreement, the Company desires to issue and sell to the Purchasers, and each Purchaser wishes to purchase from the Company, certain ordinary shares, par value $0.0001 per share, of the Company (“Ordinary Shares”) and accompanying warrants to purchase Ordinary Shares at an exercise price equal to US$76.80 per Ordinary Shares, substantially in the form attached hereto as Exhibit B (the “Warrants”) in a private placement exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act; and

Whereas, contemporaneously with the sale of the Purchased Shares and the Warrants, the Parties hereto will execute and deliver a Registration Rights Agreement, substantially in the form attached hereto as Exhibit C, pursuant to which the Company will agree to provide certain registration rights in respect of the Purchased Shares and such Ordinary Shares to be issued upon the exercise of the Warrants under the Securities Act and applicable state securities laws.

Now, Therefore, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the Parties hereto agree as follows:

Article I
PURCHASE AND SALE

1.1          Issuance, Sale and Purchase of Securities. Upon the terms and subject to the conditions of this Agreement, the Purchasers hereby agree to purchase from the Company, severally and not jointly, and the Company hereby agrees to issue, sell and deliver to the Purchasers, at the Closing (as defined below), the number of Ordinary Shares set forth opposite the Purchaser’s name on Exhibit A (the “Purchased Shares”) and the number of accompanying Warrants set forth opposite the Purchaser’s name on Exhibit A, at price of US$64.00 per Purchased Share and accompanying Warrant, free and clear of all liens or encumbrances (except for restrictions arising under the Securities Act or created by virtue of this Agreement), for the aggregate purchase price set forth opposite the Purchaser’s name on Exhibit A (the “Aggregate Purchase Price”). The purchase, issuance, sale and delivery of the Purchased Shares and the Warrants shall be made pursuant to and in reliance upon Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

1.2          Closing. Subject to Section 1.3, the closing (the “Closing”) of the sale and purchase of the Purchased Shares and the Warrants pursuant to Section 1.1 shall take place remotely via the electronic exchange of the closing documents and signatures at 12:00 p.m. on September 9, 2025 (New York City time) or such other place or time as the Parties may mutually agree upon which in no event shall be later than the fifth Business Day after the date of this Agreement. The date and time of the Closing are referred to herein as the “Closing Date.”

(a)            Payment and Delivery. At the Closing, subject to the satisfaction (or waiver) of the conditions set forth in Section 1.3 and delivery of the documents required pursuant to Section 1.3(a), each Purchaser shall pay or cause to be paid the Aggregate Purchase Price to the Company in U.S. dollars by wire transfer, or by such other method mutually agreeable to the Parties, of immediately available funds to a bank account designated in writing by the Company at least one Business Day prior to the anticipated Closing, and the Company shall deliver to each Purchaser: (i) the relevant part of the updated register of members of the Company, certified by the registered office provider or the registered agent of the Company, reflecting the issuance to such Purchaser of the Purchased Shares being purchased by such Purchaser at the Closing (which for avoidance of doubt, part that solely relate to such Purchaser and the Purchased Shares being purchased by such Purchaser, and not the entire updated register of members of the Company), (ii) a scanned copy of duly executed certificate or certificates issued in the name of such Purchaser representing the Purchased Shares being purchased by such Purchaser at the Closing, and (iii) the Warrants registered in the name of such Purchaser to purchase up to a number of Ordinary Shares equal to the number of Purchased Shares purchased by such Purchaser hereunder.

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(b)            Restrictive Legend. The Purchasers understand that certificate representing the Purchased Shares and the Warrant will bear a restrictive legend to the following effect:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (AS AMENDED, THE “ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS SECURITY MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR (2) AN EXEMPTION UNDER THE ACT AND OTHER APPLICABLE SECURITIES LAWS; ANY ATTEMPT TO TRANSFER, SELL, PLEDGE OR HYPOTHECATE THIS SECURITY IN VIOLATION OF THESE RESTRICTIONS SHALL BE VOID.

1.3          Closing Conditions.

(a)            Conditions to the Purchasers’ Obligations to Effect the Closing. The several obligations of each Purchaser to purchase and pay for the Purchased Shares and the Warrants as contemplated by this Agreement are subject to the satisfaction, on or before the Closing Date, of the following conditions, any of which may only be waived in writing by such Purchaser in its sole discretion:

(i)          All corporate and other actions required to be taken by the Company in connection with the issuance and sale of the Purchased Shares and the Warrants hereunder and any other transactions contemplated under this Agreement, the Registration Rights Agreement (as defined herein) and all the agreements and other documents required in connection with implementing the transactions contemplated hereby, by the Registration Rights Agreement and the Warrant (collectively, the “Transaction Documents”) shall have been completed.

(ii)         The representations and warranties of the Company contained in Section 2.1 of this Agreement shall have been true and correct on the date of this Agreement and shall be true and correct in all material respect on and as of the Closing Date, except for those representations and warranties qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects on the Closing Date; and the Company shall have performed and complied in all material respects with all, and not be in breach or default in any material respects under any, agreements, covenants, conditions and obligations contained in this Agreement or any other Transaction Document that are required to be performed or complied with on or before the Closing Date.

(iii)        The Purchasers shall have received a electronic version of certificate of good standing and a scanned copy of certificate of incumbency of the Company (which should be dated no earlier than five (5) business days before the Closing Date).

(iv)         No governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins, prevents, prohibits or otherwise makes illegal the consummation of the transactions contemplated by this Agreement or any other Transaction Document, or imposes any damages or penalties in connection with the transactions contemplated by this Agreement or any other Transaction Document that are substantial in relation to the Company; and no action, suit, proceeding or investigation shall have been instituted by or before a governmental authority of competent jurisdiction that seeks to restrain, enjoin, prevent, prohibit or otherwise make illegal the consummation of the transactions contemplated by this Agreement or any other Transaction Document, or imposes any damages or penalties in connection with the transactions contemplated by this Agreement or any other Transaction Document that are substantial in relation to the Company.

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(v)          There shall have been no Material Adverse Effect with respect to the Company since the date of this Agreement.

(vi)         No stop order or suspension of trading shall have been imposed by the Nasdaq Capital Market or any other trading market of The Nasdaq Stock Market LLC (“Nasdaq”), the SEC or any other governmental or regulatory body with respect to public trading in the ADSs. The ADSs shall be listed on a national exchange and shall not have been suspended, as of the Closing Date, by the SEC or the national exchange from trading thereon nor shall suspension by the SEC or the national exchange have been threatened, as of the Closing Date, in writing by the SEC or the national exchange.

(vii)        The Company shall have delivered to each Purchaser and Morgan Stanley & Co LLC (the “Placement Agent”) a certificate, dated the Closing Date, signed by the chief executive officer of the Company certifying that the conditions specified in this Sections 1.3(a)(i) to (a)(vi) have been fulfilled and stipulating the wire transfer instructions containing the information of the designated account for the Purchaser’s payment of the Aggregate Purchase Price.

(viii)      The Secretary of the Company shall have delivered to the Purchasers and the Placement Agent at the Closing Date a certificate certifying (i) the Amended and Restated Memorandum and Articles of Association and (ii) resolutions of the Company’s Board of Directors (or an authorized committee thereof) approving this Agreement, the other Transaction Documents, the transactions contemplated by this Agreement and the issuance of the Purchased Shares and the Warrant.

(ix)        The Company shall have delivered to each Purchaser and the Placement Agent a legal opinion of the Company’s U.S. counsel, in the form reasonably acceptable to the Purchasers, and a legal opinion of the Company’s Cayman Islands counsel, in form reasonably acceptable to the Purchasers.

(x)          The Company shall have delivered to each Purchaser a Warrant registered in the name of such Purchaser to purchase up to a number of Ordinary Shares equal to the number of Ordinary Shares purchased by the Purchaser.

(xi)        The Company shall have executed and delivered the Registration Rights Agreement in the form attached hereto as Exhibit C (the “Registration Rights Agreement”) to such Purchaser.

(b)          Conditions to the Company’s Obligations to Effect the Closing. The obligation of the Company to issue, sell and deliver the Purchased Shares and the Warrants to each Purchaser as contemplated by this Agreement is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, any of which may only be waived in writing by the Company in its sole discretion:

(i)          All corporate and other actions required to be taken by such Purchaser in connection with the purchase of the Purchased Shares and the Warrants hereunder and any other transactions contemplated under the Transaction Documents to which such Purchaser is a party shall have been completed.

(ii)         The representations and warranties of such Purchaser contained in Section 2.2 of this Agreement shall have been true and correct on the date of this Agreement and in all material respects on and as of the Closing Date; and such Purchaser shall have performed and complied in all material respects with all, and not be in breach or default in any material respect under any, agreements, covenants, conditions and obligations contained in this Agreement or any other Transaction Document to which such Purchaser is a party that are required to be performed or complied with on or before the Closing Date.

(iii)        No governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins, prevents, prohibits or otherwise makes illegal the consummation of the transactions contemplated by this Agreement or any other Transaction Document, or imposes any damages or penalties in connection with the transactions contemplated by this Agreement or any other Transaction Document that are substantial in relation to the Company; and no action, suit, proceeding or investigation shall have been instituted by or before a governmental authority of competent jurisdiction that seeks to restrain, enjoin, prevent, prohibit or otherwise make illegal the consummation of the transactions contemplated by this Agreement or any other Transaction Document, or imposes any damages or penalties in connection with the transactions contemplated by this Agreement or any other Transaction Document that are substantial in relation to the Company.

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(iv)         Such Purchaser shall have executed and delivered the Registration Rights Agreement to the Company.

Article II
REPRESENTATIONS AND WARRANTIES

2.1          Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser and the Placement Agent, as of the date hereof and as of the Closing Date, as follows:

(a)            Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Exhibit 8.1 to the Company’s most recently filed annual report on Form 20-F (each a “Subsidiary” and collectively “Subsidiaries”). The Company owns, directly or indirectly, all of the share capital or other equity interests of each Subsidiary free and clear of any lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction, and all of the issued and outstanding shares of share capital of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. There are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any share capital of any Subsidiary, or contracts, commitments, understandings or arrangements by which any Subsidiary is or may become bound to issue share capital.

(b)            Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company and each of the Subsidiaries has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business purpose in all material respects as described in the SEC Reports and to own or lease its properties. No proceedings have been instituted in the Cayman Islands for the dissolution of the Company or any of its Subsidiaries. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective articles of association, certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition) (each a “Proceeding”) has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)            Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s shareholders in connection herewith or therewith other than in connection with the Required Approvals (as defined below). This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(d)            No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Purchased Shares and the Warrants and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s articles of association, certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)            Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind (“Person”) in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.2 of this Agreement, (ii) application(s) to each applicable Trading Market for the listing of the ADSs for trading thereon in the time and manner required thereby, and (iii) such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”). “Trading Market” means any of the following markets or exchanges on which the ADSs is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the Pink Open Market, OTCQB or the OTCQX (or any successors to any of the foregoing).

(f)            Issuance of the Securities. The Purchased Shares and the Warrants are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens or encumbrances (except for restrictions arising under the Securities Act or created by virtue of this Agreement). The Company has reserved from its duly authorized share capital the maximum number of Ordinary Shares issuable pursuant to this Agreement and the Warrants. The Warrant Shares (as defined below) have been duly and validly authorized and reserved for issuance and, upon exercise of the Warrants in accordance with their terms, including the payment of any exercise price therefor, will be validly issued, fully paid and nonassessable, free and clear of all liens or encumbrances (except for restrictions arising under the Securities Act or created by virtue of this Agreement).

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(g)           Capitalization. The equity capitalization of the Company as of August 31, 2025 is as set forth in Schedule I of this Agreement. The Company has not issued any capital stock since its most recently filed annual report on Form 20-F under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act” or “1934 Act”), other than (i) pursuant to the exercise of employee stock options under the Company’s share incentive plans, the issuance of Ordinary Shares and/or ADSs to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Ordinary Share equivalents outstanding as of the date of the most recently filed annual report on Form 20-F under the Exchange Act, or (ii) otherwise as disclosed in any of the SEC Reports (as defined below) after its most recently filed annual report on Form 20-F. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth in the SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any ADSs, Ordinary Shares, or the share capital of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional ADSs, Ordinary Shares, or Ordinary Share equivalents or share capital of any Subsidiary. The issuance and sale of the Purchased Shares will not obligate the Company or any Subsidiary to issue ADSs, Ordinary Shares or other securities to any Person (other than the Purchaser). There are no outstanding securities or instruments of the Company or any Subsidiary with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company or any Subsidiary. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any share appreciation rights or “phantom share” plans or agreements or any similar plan or agreement. All of the outstanding shares of share capital of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any shareholder, the Board of Directors or others is required for the issuance and sale of the Purchased Shares and Warrants. Except as set forth in the SEC Reports, there are no shareholder agreements, voting agreements or other similar agreements with respect to the Company’s share capital to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s shareholders.

(h)           SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)            Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as set forth on the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) neither the Company nor any Subsidiary has incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, (iii) the Company has not materially altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its share capital and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company share incentive plans. The Company does not have pending before the SEC any request for confidential treatment of information. Except for the issuance of the Purchased Shares and Warrants contemplated by this Agreement or as set forth in the SEC Reports, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

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(j)            Litigation. Except as set forth on the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”), which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Purchased Shares or the Warrants or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k)           Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their executive officers are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. To the knowledge of the Company, neither the Company nor any of its Subsidiaries has violated such agreements. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l)            Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any applicable statute, rule, ordinance or regulation of any governmental authority, including without limitation all applicable foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case of (i), (ii) and (iii) as could not have or reasonably be expected to result in a Material Adverse Effect.

(m)           Regulatory Permits. The Company and the Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

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(n)           Title to Assets. The property and assets the Company and the Subsidiaries own are owned by the Company and the Subsidiaries free and clear of all mortgages, liens, loans and encumbrances, except (i) for statutory liens for the payment of current taxes that are not yet delinquent, and (ii) for liens, encumbrances and security interests that arise in the ordinary course of business and minor defects in title, none of which, individually or in the aggregate, materially impair the Company’s and the Subsidiaries’ ownership or use of such property or assets. With respect to the property and assets it leases, the Company and the Subsidiaries are in material compliance with such leases and, to the knowledge of the Company, holds a valid leasehold interest free of any liens, claims or encumbrances, subject to clauses (i) and (ii) above. The Company and the Subsidiaries do not own any real property.

(o)            Intellectual Property. The Company and its Subsidiaries own, or have rights to use, all material inventions, patent applications, patents, trademarks, trade names, service names, service marks, copyrights, trade secrets, know how (including unpatented and/or unpatentable proprietary of confidential information, systems or procedures) and other intellectual property as described in the SEC Reports necessary for, or used in the conduct of their respective businesses (including as described in the SEC Reports) (collectively, “Intellectual Property”), except where any failure to own, possess or acquire such Intellectual Property has not had, and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Intellectual Property of the Company and its Subsidiaries has not been adjudged by a court of competent jurisdiction to be invalid or unenforceable, in whole or in part. To the Company’s knowledge: (i) there are no third parties who have rights to any Intellectual Property, including no liens, security interests, or other encumbrances; and (ii) there is no infringement by third parties of any Intellectual Property, except, in each case, which, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect. No action, suit, or other proceeding is pending, or, to the Company’s knowledge, is threatened: (A) challenging the Company’s or its Subsidiaries’ rights in or to any Intellectual Property; (B) challenging the validity, enforceability or scope of any Intellectual Property; or (C) alleging that the Company or any of its Subsidiaries infringes, misappropriates, or otherwise violates any patent, trademark, trade name, service name, copyright, trade secret or other proprietary rights of others, except, in each case, which, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect. The Company and its Subsidiaries have complied in all material respects with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or any of its Subsidiaries in all material respects, and to the Company’s knowledge all such agreements are in full force and effect. To the Company’s knowledge, there are no material defects in any of the patents or patent applications included in the Intellectual Property. The Company and its Subsidiaries have taken all reasonable steps to protect, maintain and safeguard their Intellectual Property.

(p)            Insurance. Except as otherwise disclosed in the SEC Reports, the Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q)            Transactions With Affiliates and Employees. None of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, shareholder, member or partner, in each case in excess of $120,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) for reimbursement for expenses incurred on behalf of the Company, (iii) for other employee benefits, including share option agreements under any share option plan of the Company, and (iv) as disclosed in the SEC Reports.

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(r)            Sarbanes-Oxley; Internal Accounting Controls. Except as set forth in the SEC Reports, the Company and the Subsidiaries and their respective officers and directors are in compliance in all material respects with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof and as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to reasonably ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed annual report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed annual report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

(s)            Certain Fees. Other than to the Placement Agent, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. Other than for Persons engaged by the Purchaser, if any, the Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(t)            Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Purchased Shares and Warrants, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended. For the purpose of this Agreement, “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

(u)           Registration Rights. Except as set forth in the Transaction Documents and the SEC Reports, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

(v)            Listing and Maintenance Requirements. The ADSs and Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the ADSs or the Ordinary Shares under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the ADSs are or have been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Deposit Agreement dated as of April 28, 2022 among the Company, Deutsche Bank Trust Company Americas, as depositary and the owners and holders of ADSs from time to time, has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company enforceable in accordance with its terms. The ADSs are currently eligible for electronic transfer through The Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to The Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(w)           General Solicitation. Neither the Company nor any other person or entity authorized by the Company to act on its behalf has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of Securities pursuant to this Agreement. Assuming the accuracy of the representations and warranties of the Purchasers set forth in Section 2.2, neither the Company nor any of its affiliates, its Subsidiaries nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any Company security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) and/or Rule 506 of Regulation D promulgated thereunder for the exemption from registration for the transactions contemplated hereby.

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(x)            No Disqualification Events. Neither the Company nor any of its (i) predecessors, (ii) affiliates, (iii) directors, (iv) executive officers, (v) non-executive officers participating in the placement contemplated by this Agreement, (vi) beneficial owners of 20% or more of its outstanding voting equity securities (calculated on the basis of voting power), (vii) promoters or (viii) investment managers (including any of such investment managers’ directors, executive officers or officers participating in the placement contemplated by this Agreement) or general partners or managing members of such investment managers (including any of such general partners’ or managing members’ directors, executive officers or officers participating in the placement contemplated by this Agreement) (each, an “Issuer Covered Person”) is subject to the disqualification provisions of Rule 506(d)(1)(i-viii) of Regulation D under the Securities Act.

(y)            Other Covered Persons. Other than the Placement Agent, the Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities.

(z)            No Additional Agreements. There are no agreements or understandings between the Company and any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(aa)          Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s articles of association (or similar charter documents) or the laws of its jurisdiction of incorporation that is or could become applicable to the Purchaser as a result of the Purchaser and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Purchased Shares and the Purchaser’s ownership of the Ordinary Shares and the Warrants.

(bb)          Disclosure. All of the disclosure furnished by or on behalf of the Company to the Purchaser regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that the Purchaser does not make or have not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.2 hereof.

(cc)          No Integrated Offering. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 2.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Purchased Shares and Warrants (i) to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated or (ii) to be integrated with the offer and sale of other securities of the Company for purposes of the Securities Act.

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(dd)          Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Purchased Shares and Warrants hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The SEC Reports set forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(ee)          Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(ff)           Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any director, officer, agent, employee or affiliate of the Company or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of Foreign Corrupt Practices Act of 1977, as amended, and the Convention on Combating Bribery of Foreign Public Officials in International Business Transactions of the Organisation for Economic Co-operation and Development (OECD).

(gg)          Accountants. The Company’s accounting firm is set forth in the SEC Report. To the knowledge and belief of the Company, such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s annual report on Form 20-F for the fiscal year ending December 31, 2025.

(hh)          Acknowledgment Regarding Purchaser’s Purchase of Securities. The Company acknowledges and agrees that each Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents to which such Purchaser is a party and the transactions contemplated thereby. The Company further acknowledges that each Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents to which such Purchaser is a party and the transactions contemplated thereby and any advice given by each Purchaser or any of its representatives or agents in connection with such Transaction Documents and the transactions contemplated thereby is merely incidental to each Purchaser’s purchase of the Purchased Shares and Warrants. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents to which such Purchaser is a party has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

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(ii)           Regulation M Compliance.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Purchased Shares, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Purchased Shares other than the Placement Agent, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company other than the Placement Agent.

(jj)           FDA. As to each product subject to the jurisdiction of the U.S. Food and Drug Administration (“FDA”) under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (“FDCA”) that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or any of its Subsidiaries (each such product, a “Pharmaceutical Product”), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a Material Adverse Effect. There is no pending, completed or, to the Company's knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any of its Subsidiaries, (iv) enjoins production at any facility of the Company or any of its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of its Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any of its Subsidiaries, and which, either individually or in the aggregate, would have a Material Adverse Effect. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA.  The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company.

(kk)         Clinical Data and Regulatory Compliance. Except as would not reasonably be expected to result in a Material Adverse Effect: (i) the preclinical tests and clinical trials and other studies used to support regulatory approval (collectively, “Studies”) being conducted by or on behalf of, or sponsored by, the Company or its Subsidiaries that are described in, or the results of which are referred to in, the SEC Reports were (and, if still pending, are being) conducted in all material respects in accordance with the protocols, procedures and controls designed and approved for such Studies and with standard medical and scientific research procedures; (ii) each description of the results of such Studies is accurate and complete in all material respects and fairly presents the data derived from such Studies, and the Company and its Subsidiaries have no knowledge of any other studies the results of which are inconsistent with, or otherwise call into question, the results described or referred to in the SEC Reports; (iii) the Company and its Subsidiaries have made all such filings and obtained all such approvals as may be required by the FDA or from any other U.S. federal, state or local government or foreign government or Drug Regulatory Agency, or Institutional Review Board, each having jurisdiction over biopharmaceutical products (collectively, the “Regulatory Agencies”) for the conduct of its business as described in the SEC Reports; (iv) neither the Company nor any of its Subsidiaries has received any notice of, or correspondence from, any of the Regulatory Agencies requiring the termination or suspension of or imposing any clinical hold on any clinical trials that are described or referred to in the SEC Reports; and (v) the Company and its Subsidiaries have each operated and currently are in compliance in all material respects with all applicable rules, regulations and policies of the Regulatory Agencies.

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(ll)           Compliance with Health Care Laws. The Company and its Subsidiaries are in compliance in all material respects with all Health Care Laws to the extent applicable to the current business of the Company and its Subsidiaries or any of their respective activities. For purposes of this Agreement, “Health Care Laws” means: (i) the Federal Food, Drug, and Cosmetic Act (21 U.S.C. Section 301 et seq.) and the Public Health Service Act (42 U.S.C. Section 201 et seq.), and the regulations promulgated thereunder; (ii) all applicable federal, state, local and foreign health care fraud and abuse laws, including, without limitation, the Anti-Kickback Statute (42 U.S.C. Section 1320a-7b(b)); (iii) HIPAA, as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. Section 17921 et seq.); (iv) the Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Reconciliation Act of 2010; (v) the European Union (“EU”) Clinical Trials Regulation (Regulation (EU) No. 536/2014); (vi) the EU Regulation regarding community procedures for authorization and supervision of medicinal products for human and veterinary use and establishing a European Medicines Agency (Regulation (EC) No. 726/2004); (vii) licensure, quality, safety and accreditation requirements under applicable federal, state, local or foreign laws or regulatory bodies; (viii) all other local, state, federal, national, supranational and foreign laws, relating to the regulation of the Company or its Subsidiaries, and (ix) the regulations promulgated pursuant to such statutes and any state or non-U.S. counterpart thereof. Neither the Company nor any of its Subsidiaries has received written or, to the Company’s knowledge, oral notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any court or arbitrator or governmental or regulatory authority or third party alleging that any product operation or activity is in material violation of any Health Care Laws nor, to the Company’s knowledge, is any such claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action threatened. The Company and its Subsidiaries have filed, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Health Care Laws, and all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and accurate on the date filed in all material respects (or were corrected or supplemented by a subsequent submission). Neither the Company nor any of its Subsidiaries is a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any governmental or regulatory authority. Additionally, to the knowledge of the Company, neither the Company nor any of its Subsidiaries nor any of their respective employees, officers, directors, or agents has been excluded, suspended or debarred from participation in any U.S. federal health care program or human clinical research or, to the knowledge of the Company, is subject to a governmental inquiry, investigation, proceeding, or other similar action that would reasonably be expected to result in debarment, suspension, or exclusion.

(mm)        Cybersecurity.  (i)(x) There has been no material security breach or other material compromise of or relating to any of the Company’s or any Subsidiary’s information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”) and (y) neither the Company nor any of its Subsidiaries have been notified of, and have knowledge of any event or condition that would reasonably be expected to result in, any material security breach or other material compromise to its IT Systems and Data; (ii) the Company and the Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) the Company and the Subsidiaries have implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (iv) the Company and the Subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices.

(nn)          Share Incentive Plans. Each share option granted by the Company under the Company’s share incentive plan was granted (i) in accordance with the terms of the Company’s share incentive plan and (ii) with an exercise price at least equal to the fair market value of the Ordinary Shares on the date such share option would be considered granted under GAAP and applicable law. No share option granted under the Company’s share incentive plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, share options prior to, or otherwise knowingly coordinate the grant of share options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(oo)          Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

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(pp)          U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

(qq)          Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(rr)          Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

(ss)          Stamp, Issuance, Transfer or Other Taxes. No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of any Purchaser are payable in the Cayman Islands or taxing authority thereof or therein in connection with the sale and delivery by the Company of the Securities to or for the sale and delivery by the Securities to the Purchasers.

(tt)           Environmental Laws. The Company and its Subsidiaries (i) are in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where in each clause (i), (ii) and (iii), the failure to so comply could not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

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(uu)          Regulatory Matters. The studies, tests and preclinical studies or clinical trials conducted by or on behalf of the Company and its subsidiaries that are described in the SEC Reports (the “Company Studies and Trials”) were and, if still pending, are being, conducted in all material respects in accordance with applicable laws and regulations including all statutes, rules and regulations applicable to the ownership, testing, development or manufacture of any product manufactured or distributed by the Company including, without limitation the Federal Food, Drug and Cosmetic Act (21 U.S.C. §301 et seq.), the federal Anti-Kickback Statute (42 U.S.C. §1320a-7b(b)), the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act of 2009, and the Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, the regulations promulgated pursuant to such laws, and any successor government programs and comparable state and foreign laws, regulations relating to good clinical practices and good laboratory practices and all other local, state, federal, national, supranational and foreign laws, manual provisions, policies and administrative guidance relating to the regulation of the Company (collectively, the “Applicable Laws”). The descriptions of the results of the Company Studies and Trials contained in the SEC Reports are accurate in all material respects; the Company has no knowledge of any other studies or trials not described in the SEC Reports, the results of which materially call into question the results described or referred to in the SEC Reports; and the Company has not received any written notices or correspondence from the FDA, the EMA or comparable U.S. or non-U.S. governmental authorities of competent jurisdiction requiring the termination, suspension or material modification of any Company Studies and Trials where such termination, suspension or material modification would reasonably be expected to have a Material Adverse Effect. Neither the Company, nor its Subsidiaries nor to the Company’s knowledge, any of their respective directors, officers, employees or agents is debarred, suspended or excluded, or has been convicted of any crime that would result in a debarment, suspension or exclusion from any U.S. federal or state government health care program or human clinical research. The Company (i) has not received any notice from any court or arbitrator or governmental or regulatory authority or third party alleging or asserting noncompliance with any Applicable Laws or any licenses, exemptions, certificates, approvals, clearances, authorizations, permits, registrations and supplements or amendments thereto required by any such Applicable Laws (the “Authorizations”); (ii) possesses all material Authorizations and such Authorizations are valid and in full force and effect and are not in violation of any term of any such Authorizations; (iii) has not received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation arbitration or other action from any court or arbitrator or governmental or regulatory authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations nor is any such claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action threatened; (iv) has not received any written notice that any court or arbitrator or governmental or regulatory authority has taken, is taking or intends to take, action to limit, suspend, materially modify or revoke any Authorizations nor is any such limitation, suspension, modification or revocation threatened; (v) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and accurate on the date filed (or were corrected or supplemented by a subsequent submission); and (vii) is not a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any governmental or regulatory authority.

(vv)          No Rights of Immunity. Except as provided by laws or statutes generally applicable to transactions of the type described in this Agreement, neither the Company nor any of its subsidiaries or any of their respective properties, assets or revenues has any right of immunity under Cayman Islands law, PRC law, New York law or United States law, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Cayman Islands, PRC, New York state or United States federal court, from service of process, attachment upon or prior judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or the other Transaction Documents. To the extent that the Company or any of its respective properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, the Company waives or will waive such right to the extent permitted by law.

(ww)          Enforceability of Judgments. Any final and conclusive judgment for a fixed or readily calculable sum of money rendered by a New York state or federal court having jurisdiction under its own domestic laws and recognized by the Cayman Islands courts as having jurisdiction (according to Cayman Islands conflicts of laws principles and rules of Cayman Islands private international law at the time when proceedings were initiated) to give such final judgment in respect of any suit, action or proceeding against the Company based upon this Agreement or the other Transaction Documents and any instruments or agreements entered into for the consummation of the transactions contemplated herein and therein would be declared enforceable against the Company, without re-examination or review of the merits of the cause of action in respect of which the original judgment was given or re-litigation of the matters adjudicated upon, by the courts of the Cayman Islands, provided that the judgment is not in respect of taxes, a fine or a penalty, and that it was not obtained in a manner and is not of a kind the enforcement of which is contrary to the public policy of the Cayman Islands.

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2.2          Representations and Warranties of Each Purchaser. Each Purchaser, severally for itself and not jointly with any other Purchaser, hereby represents and warrants to the Company and the Placement Agent as of the date hereof and as of the Closing Date, as follows:

(a)            Organization; Authority. The Purchaser is an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents to which it is a party and performance by the Purchaser of the transactions contemplated by the Transaction Documents to which it is a party have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of the Purchaser. Each Transaction Document to which it is a party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)            Understandings or Arrangements. The Purchaser is acquiring the Ordinary Shares as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Ordinary Shares. The Purchaser is acquiring the Ordinary Shares hereunder in the ordinary course of its business.

(c)            Purchaser Status. At the time the Purchaser was offered the Ordinary Shares, it was, and as of the date hereof it is and it will be an “accredited investor” as defined in Rule 501(a) of Regulation D.

(d)            Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Purchased Shares and the Warrants, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Ordinary Shares and, at the present time, is able to afford a complete loss of such investment.

(e)            Restricted Securities. The Purchaser acknowledges that the Purchased Shares, the Warrants and the Ordinary Shares issuable upon the exercise of the Warrants (the “Warrant Shares”) are “restricted securities” that have not been registered under the Securities Act or any applicable state securities law. The Purchaser further acknowledges that, absent an effective registration under the Securities Act, the Purchased Shares, the Warrants and the Warrant Shares may only be offered, sold or otherwise transferred (A) to the Company, (B) outside the United States in accordance with Rule 903 (if applicable) or Rule 904 of Regulation S, (C) in compliance with and in accordance with Rule 144 under the Securities Act, or (D) otherwise pursuant to an exemption from registration under the Securities Act.

(f)            Access to Information. The Purchaser acknowledges that it has had (i) the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Purchased Shares and the Warrants and the merits and risks of investing in the Purchased Shares and the Warrants ; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. In addition, the Purchaser has conducted its own investigation of the Company and the Purchased Shares and the Warrants, and has not relied on any statements or other information provided by the Placement Agent concerning the Company, the Purchased Shares, the Warrants, or the offer and sale of the Purchased Shares or the Warrants.

(g)            Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, the Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with the Purchaser, directly or indirectly executed any purchases or sales, including short sales, of the securities of the Company during the period commencing as of the time that the Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material pricing terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof.

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(h)           Bad Actor Representations and Covenants. The Purchaser has not been convicted of any of the felonies or misdemeanors or has been subject to any of the orders, judgments, decrees or other conditions set forth in Rule 506(d) of Regulation D promulgated by the SEC. Prior to the Closing Date, the Purchaser covenants to provide immediate written notice to the Company in the event the Purchaser is convicted of any felony or misdemeanor or becomes subject to any order, judgment, decree or other condition set forth in Rule 506(d) of Regulation D promulgated by the SEC, as may be amended from time to time. The Purchaser covenants to provide such information to the Company as the Company may reasonably request in order to comply with the disclosure obligations set forth in Rule 506(e) of Regulation D promulgated by the SEC, as may be amended from time to time.

(i)            No General Solicitation. The Purchaser acknowledges and agrees that the Purchaser is purchasing the Purchased Shares and the Warrants directly from the Company. The Purchaser became aware of this offering of the Purchased Shares and the Warrants solely by means of direct contact from the Placement Agent or directly from the Company as a result of a pre-existing, substantive relationship with the Company, the Placement Agent, and/or their respective advisors (including, without limitation, attorneys, accountants, bankers, consultants and financial advisors), agents, control persons, representatives, affiliates, directors, officers, managers, members, and/or employees, and/or the representatives of such persons. The Purchased Shares and the Warrants were offered to the Purchaser solely by direct contact between the Purchaser and the Company, the Placement Agent and/or their respective representatives. The Purchaser did not become aware of this offering of the Purchased Shares or the Warrants, nor were the Purchased Shares or the Warrants offered to the Purchaser, by any other means, and none of the Company, the Placement Agent and/or their respective representatives acted as investment advisor, broker or dealer to the Purchaser. The Purchaser is not purchasing the Purchased Shares or the Warrants as a result of any general or public solicitation or general advertising, or publicly disseminated advertisement, article, notice or other communication regarding the Purchased Shares or the Warrants published in any newspaper, magazine or similar media or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement.

(j)            Information. The Purchaser acknowledges that (i) the Company currently may have, and later may come into possession of, information regarding the Company that is not known to it and that may be material to a decision to enter into this transaction to purchase the Purchased Shares and the Warrants (the “Excluded Information”), (ii) it has determined to enter into this transaction to purchase the Purchased Shares and the Warrants notwithstanding its lack of knowledge of the Excluded Information, and (iii) the Company shall not have liability to it, and it hereby to the extent permitted by law waives and releases any claims it may have against the Company, with respect to the nondisclosure of the Excluded Information. The Purchaser has consulted to the extent deemed appropriate by the Purchaser with the Purchaser’s own advisers as to the financial, tax, legal and related matters concerning an investment in the Purchased Shares and the Warrants. The Purchaser has made its own assessment and has satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Purchased Shares and the Warrants.

The Company acknowledges and agrees that the representations contained in this Section 2.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby.

Article III
COVENANTS

3.1          Listing. The Company shall use best efforts to maintain the listing and trading of its ADSs on the Nasdaq Capital Market and, in accordance therewith, shall use best efforts to (i) comply in all material respects with the Company’s reporting, filing and other obligations under the rules and regulations of Nasdaq and (ii) maintain the depositary agreement and ADS facility.

3.2          Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Purchased Shares and the Warrants in a manner that would require the registration under the Securities Act of the sale of such securities to the Purchasers, or that will be integrated with the offer or sale of the Purchased Shares and the Warrants for purposes of the rules and regulations of any trading market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

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3.3          Withholding Taxes. Each Purchaser agrees to furnish the Company with any information, representations and forms as shall reasonably be requested by the Company from time to time to assist the Company in complying with any applicable tax law (including any withholding obligations).

3.4          No Conflicting Agreements. The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the Company’s obligations to the Purchasers under the Transaction Documents.

3.5          Reservation of Ordinary Shares. As of the date of this Agreement, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of Ordinary Shares for the purpose of enabling the Company to issue the Purchased Shares and the Warrant Shares that are issuable upon the exercise of the Warrants.

3.6          Removal of Legends. In connection with any sale, assignment, transfer or other disposition of the Purchased Shares or Warrant Shares (or ADSs represented thereby) by a Purchaser pursuant to Rule 144 or pursuant to any other exemption under the Securities Act such that the purchaser acquires freely tradable securities and upon compliance by the Purchaser with the requirements of this Agreement, if requested by the Purchaser by notice to the Company, the Company shall request the transfer agent to remove any restrictive legends related to the book entry account holding such securities and make a new, unlegended entry for such book entry securities sold or disposed of without restrictive legends as soon as reasonably practicable following any such request therefor from the Purchaser, provided that the Company has timely received from the Purchaser customary representations and other documentation reasonably acceptable to the Company in connection therewith. The Company shall be responsible for the fees of its transfer agent and its legal counsel associated with such legend removal.

3.7          Rule 144. Each Purchaser agrees the Purchased Shares, the Warrants and the Warrant Shares are “restricted securities” within the meaning of Rule 144. With a view to making available to the Purchasers the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Purchasers to sell the Purchased Shares, Warrants and the Warrant Shares to the public without registration, after the expiration of the Market Stand-off Period, the Company covenants and agrees to: (i) make and keep adequate current public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities (as defined in the Registration Rights Agreement) may be sold without restriction by the holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date as there are no longer Registrable Securities; and (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish electronically to each Purchaser upon request, as long as such Purchaser owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of or electronic access to the Company’s most recent annual report on Form 20-F or interim financial statements on Form 6-K, and (C) such other information as may be reasonably requested in order to avail the Purchaser of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

3.8          Further Assurances. From the date of this Agreement until the Closing Date, the Company and each Purchaser shall use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the transactions contemplated hereby. The Purchaser acknowledges that the Company and the Placement Agent will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Agreement. Prior to the Closing, the Purchaser agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties set forth in Section 2 are no longer accurate

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3.9          Company Standstill. Without the prior written consent of the Purchasers, from the Closing Date and ending on the earlier of (a) the date on which the Company publicly release the topline data from the Company’s ongoing Phase 3 DRAGON clinical trial of Tinlarebant (LBS-008) for Stargardt disease type 1 and (b) March 31, 2026, the Company agrees not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of, directly or indirectly any Ordinary Shares, ADSs or securities convertible, exchangeable or exercisable into Ordinary Shares or ADSs, other than pursuant to the terms of the Registration Rights Agreement or an Exempt Issuance. For the purpose hereof, “Exempt Issuance” means the issuance of (a) Ordinary Shares, ADSs, or options to employees, officers or directors of the Company pursuant to any share or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, (b) the Warrants and the Warrant Shares, (c) securities upon the exercise or exchange of or conversion of securities exercisable or exchangeable for or convertible into Ordinary Shares or ADSs issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with share splits or combinations) or to extend the term of such securities, (d) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the prohibition period in Section 3.9 herein and provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, and (e) securities to Purchasers in the transactions contemplated hereby.

Article IV
MISCELLANEOUS

4.1          Indemnification to Purchasers.

(a)            The Company agrees to indemnify and hold harmless each Purchaser and its affiliates, and their respective directors, officers, managers, employees, investment advisors and agents (collectively, the “Indemnified Persons”), from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable and documented attorney fees and disbursements and other documented out-of-pocket expenses reasonably incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Transaction Documents, and will reimburse any such Person for all such amounts as they are incurred by such Person solely to the extent such amounts have been finally judicially determined not to have resulted from such Person’s fraud, willful misconduct or gross negligence.

(b)            Any person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed in writing to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give written notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, which consent shall not be unreasonably withheld, conditioned or delayed, consent to entry of any judgment or enter into any settlement unless such judgment or settlement (i) imposes no liability or obligation on, (ii) includes as an unconditional term thereof the giving of a complete, explicit and unconditional release from the party bringing such indemnified claims of all liability of the indemnified party in respect of such claim or litigation in favor of, and (iii) does not include any admission of fault, culpability, wrongdoing, or wrongdoing or malfeasance by or on behalf of, the indemnified party. No indemnified party will, except with the consent of the indemnifying party, which consent shall not be unreasonably withheld, conditioned or delayed, consent to entry of any judgment or enter into any settlement.

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4.2          Securities Laws Disclosure; Publicity. The Company shall (a) by the Disclosure Time (as defined below), issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Form 6-K, including the Transaction Documents as exhibits thereto, with the SEC within the time required by the Exchange Act. Notwithstanding anything herein to the contrary, the Company and the Purchasers shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of such Purchaser, or without the prior consent of the Purchasers, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. For the purpose of this Agreement, “Disclosure Time” means, (i) if this Agreement is signed on a day that is not a day on which the principal Trading Market is open for trading (the “Trading Day”) or after 9:00 a.m. (New York City time) and before midnight (New York City time) on any Trading Day, 9:01 a.m. (New York City time) on the Trading Day immediately following the date hereof, unless otherwise agreed between the Company and the Purchasers, and (ii) if this Agreement is signed between midnight (New York City time) and 9:00 a.m. (New York City time) on any Trading Day, no later than 9:01 a.m. (New York City time) on the date hereof, unless otherwise agreed between the Company and the Purchaser.

4.3          No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each indemnitee shall have the right to enforce the obligations of the Company with respect to Section 4.1. Notwithstanding the foregoing, the Placement Agent is an intended third-party beneficiary of the representations and warranties of the Company and the Purchasers set forth in Section 2.

4.4          Brokers and Finders. Other than the Placement Agent, neither the Company nor any other Person authorized by the Company to act on its behalf has retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement. The Company shall be solely responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions relating to or arising out of the transactions contemplated hereby, including, without limitation, any fees or commissions payable to the Placement Agent.

4.5          Survival. The representations, warranties and covenants contained herein shall survive the Closing.

4.6          Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Each Party agrees that to the extent that such party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process with respect to itself or its property, such party hereby irrevocably waives such immunity in respect of its obligations under this Agreement, to the extent permitted by law. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.1, the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

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4.7          Binding Effect. This Agreement shall inure to the benefit of, and be binding upon, each of the Parties and their respective heirs, successors and permitted assigns and legal representatives.

4.8          Assignment. Neither this Agreement nor any of the rights, duties or obligations hereunder may be assigned by a Party without the express written consent of the other Parties, except that, without the consent of the Company, each Purchaser may assign all or any part of its rights and obligations hereunder to any affiliate of such Purchaser or an acquiror or group of acquirors of at least 25% of the total amount of the Purchased Shares and the accompanying Warrants acquired by such Purchaser under this Agreement, provided that no such assignment shall relieve the Purchaser of its obligations hereunder if such assignee does not perform such obligations. Any purported assignment in violation of the foregoing sentence shall be null and void.

4.9          Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of actual delivery if delivered personally to the Party to whom notice is to be given, on the date sent if sent by e-mail, on the next day following delivery to Federal Express properly addressed or on the day of attempted delivery by the U.S. Postal Service if mailed by registered or certified mail, return receipt requested, postage paid. The address for such notices and communications shall be as set forth on the signature pages attached hereto. Any Party may change its address for purposes of this Section 4.9 by giving the other Parties hereto written notice of the new address in the manner set forth above.

4.10        Entire Agreement. This Agreement, and the other Transaction Documents, together constitute the entire understanding and agreement between the Parties with respect to the matters covered hereby, and supersede all prior agreements and understandings, oral or in writing, if any, between the Parties with respect to the matters covered hereby, except that any confidentiality, confidential disclosure or non-disclosure agreements by and between the Company and the Purchaser and/or its Affiliates shall continue to remain in full force. No amendment, modification, alteration, or change in any of the terms of this Agreement shall be valid or binding upon the parties hereto unless made in writing and duly executed by the Company and the Purchasers of at least a majority in interest of the Purchased Shares and Warrant Shares then held by the Purchasers, provided that prior to the Closing the consent of all Purchasers shall be required. Notwithstanding the foregoing, this Agreement may not be amended and the observance of any term of this Agreement may not be waived with respect to any Purchaser without the written consent of such Purchaser unless such amendment or waiver applies to all Purchasers in the same fashion. The Company, on the one hand, and each Purchaser, on the other hand, may by an instrument signed in writing by such parties waive the performance, compliance or satisfaction by such Purchaser or the Company, respectively, with any term or provision of this Agreement or any condition hereto to be performed, complied with or satisfied by such Purchaser or the Company, respectively. Notwithstanding the foregoing or anything else herein to the contrary, no amendment, modification, alteration, change or waiver of this Section 4.10 shall be valid without the prior written consent of the Placement Agent, which consent may be granted or withheld in the sole discretion of the Placement Agent.

4.11        Severability. If any provisions of this Agreement shall be adjudicated to be illegal, invalid or unenforceable in any action or proceeding whether in its entirety or in any portion, then such provision shall be deemed amended, if possible, or deleted, as the case may be, from the Agreement in order to render the remainder of the Agreement and any provision thereof both valid and enforceable, and all other provisions hereof shall be given effect separately therefrom and shall not be affected thereby.

4.12        Fees and Expenses. Except as expressly set forth in the Transaction Documents, each party shall pay its own out-of-pocket fees and expenses, including the fees and expenses of attorneys, accountants and consultants employed by such party, incurred in connection with the proposed investment in the Purchased Shares and Warrants and the consummation of the transactions contemplated thereby; provided, however, that the Company shall pay all transfer agent fees and depositary fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any ADS issuance fees payable upon deposit of the Purchased Shares or Warrant Shares with the depositary), stamp taxes and other taxes (other than income taxes) and duties levied in connection with the delivery of any securities to the Purchasers. Notwithstanding the foregoing, the Company shall pay the reasonable fees and expenses of counsel for the lead investor to the transactions contemplated hereunder, in an amount not to exceed $150,000.

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4.13        Independent Nature of Purchasers’ Obligations and Right. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance obligations of any other Purchaser under this Agreement. Nothing contained herein, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as, and the Company acknowledges that the Purchasers do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group, and the Company will not assert any such claim with respect to such obligations or the transactions contemplated by this Agreement. The Company acknowledges and each Purchaser confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Purchaser also acknowledges that O'Melveny & Myers LLP has not rendered legal advice to such Purchaser. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any Purchaser.

4.14        Confidentiality. Each Party shall keep in confidence, and shall not use (except for the purposes of the transactions contemplated hereby) or disclose, any non-public information disclosed to it or its affiliates, representatives or agents in connection with this Agreement and other Transaction Documents or the transactions contemplated hereby and thereby. Each Party shall ensure that its affiliates, representatives and agents keep in confidence, and do not use (except for the purposes of the transactions contemplated hereby) or disclose, any such non-public information. Each Purchaser covenants that, until such time as the transactions contemplated by this Agreement are required by applicable laws to be publicly disclosed by the Company, the Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

4.15        Reliance by and Exculpation of Placement Agent

(a)            The Purchaser agrees for the express benefit of the Placement Agent, its affiliates and its representatives that (i) the Placement Agent, its affiliates and its representatives have not made, and will not make any representations or warranties with respect to the Company or the offer and sale of Ordinary Shares and Warrants, and the Purchaser will not rely on any statements made by the Placement Agent, orally or in writing, to the contrary, (ii) the Purchaser will be responsible for conducting its own due diligence investigation with respect to the Company and the offer and sale of Ordinary Shares and Warrants, (iii) the Purchaser will be purchasing the Ordinary Shares and Warrants based on the results of its own due diligence investigation of the Company, and the Placement Agent and each of its directors, officers, employees, representatives, and controlling persons have made no independent investigation with respect to the Company, the Ordinary Shares, the Warrants or the accuracy, completeness, or adequacy of any information supplied to the Purchaser by the Company, (iv) the Purchaser has negotiated the offer and sale of Ordinary Shares and Warrants directly with the Company, and the Placement Agent will not be responsible for the ultimate success of any such investment and (v) the decision to invest in the Company will involve a significant degree of risk, including a risk of total loss of such investment. The Purchaser further represents and warrants to the Placement Agent that it, including any fund or funds that it manages or advises that participates in the offer and sale of Ordinary Shares, is permitted under its constitutive documents (including, without limitation, all limited partnership agreements, charters, bylaws, limited liability company agreements, all applicable side letters with purchasers, and similar documents) to make investments of the type contemplated by this Agreement. This Section 4.15 shall survive any termination of this Agreement.

(b)            The Company agrees and acknowledges that the Placement Agent may rely on its representations, warranties, agreements and covenants contained in this Agreement and the Purchaser agrees that the Placement Agent may rely on the Purchaser’s representations and warranties contained in this Agreement as if such representations and warranties, as applicable, were made directly to the Placement Agent.

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(c)            Neither the Placement Agent nor any of its affiliates or representatives (1) shall be liable for any improper payment made in accordance with the information provided by the Company; (2) makes any representation or warranty, or has any responsibilities as to the validity, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of the Company pursuant to the Transaction Documents or in connection with any of the transactions contemplated therein; or (3) shall be liable (x) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon it by the Transaction Documents or (y) for anything which any of them may do or refrain from doing in connection with the Transaction Documents, except in each case for such party’s own gross negligence or willful misconduct.

(d)            The Company agrees that the Placement Agent, its affiliates and representatives shall be entitled to (1) rely on, and shall be protected in acting upon, any certificate, instrument, notice, letter or any other document or security delivered to any of them by or on behalf of the Company, and (2) be indemnified by the Company for acting as the Placement Agent hereunder pursuant to the indemnification provisions set forth in the applicable letter agreement between the Company and the Placement Agent.

4.16        Termination. This Agreement may be terminated by any Purchaser with respect to such Purchaser by written notice to the Company, if the Closing has not been consummated on or before September 15, 2025 (the “Long Stop Date”); provided that the right to terminate this Agreement pursuant to this Section 4.16 shall not be available to any Purchaser whose failure to perform any material obligation required to be performed by such Purchaser under this Agreement has been a cause of, or results in, the failure of the transactions contemplated hereby to be consummated by the Long Stop Date. No such termination pursuant to this Section 4.16 will affect the right of any Party to sue for any breach by the other Party.

4.17        Specific Performance. The Parties agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity. The Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement or the other Transaction Documents, any remedy at law may prove to be inadequate relief to the Purchasers. The Company agrees that the Purchasers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

4.18        Payment Set Aside. To the extent that the Company makes a payment or payments to the Purchasers hereunder or pursuant to any of the other Transaction Documents or any Purchaser enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

4.19        Headings. The headings of the various articles and sections of this Agreement are inserted merely for the purpose of convenience and do not expressly or by implication limit, define or extend the specific terms of the section so designated.

4.20        Execution in Counterparts. For the convenience of the Parties and to facilitate execution, this Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument, provided that a signature delivered by an electronic mail which contains a portable document format (.pdf) file of an executed signature page shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original.

[Signature Pages Follow]

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In Witness Whereof, the Parties have caused this Agreement to be executed as of the date first above written.

COMPANY:

Belite Bio, Inc

By:

Name: Yu-Hsin Lin

Title: Chief Executive Officer

Address for Notice to the Company:

12750 High Bluff Drive Suite 475

San Diego, CA 92130

Hao-Yuan Chuang

Signature Page to Securities Purchase Agreement

In Witness Whereof, the Parties have caused this Agreement to be executed as of the date first above written.

PURCHASER:

[●]

By:

Name:

Title:

Address for Notice to the Purchaser:

Signature Page to Securities Purchase Agreement

Schedule I

Equity Capitalization of the Company

The current equity capitalization of the Company include:

•	Issued and outstanding ordinary shares (including ordinary shares represented by ADSs, each represents one ordinary share): Issued 32,861,903 shares; outstanding shares 32,836,652

•	Outstanding warrants: 1,345,658 warrants (to acquire 1,345,658 ordinary shares upon exercise)

•	Outstanding options: 5,542,393 options (to acquire 5,542,393 ordinary shares upon exercise)

•	Outstanding unvested restricted share units (RSUs): 210,000 RSUs

•	Ordinary shares available for grant: 186,986 ordinary shares available for grant

Exhibit A

Purchaser

Purchaser Name	Purchased Shares	Warrants	Aggregate Purchase Price
[●]	[●]	[●]	$	[●]
TOTAL:	[●]	[●]	$	[●]

Exhibit B

Form of Warrants

Exhibit C

Registration Rights Agreement